STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	8
Beginning Date of Accrual Period	20-May-02
End Date of Accrual Period	19-Jun-02
Distribution Date	20-Jun-02
Previous Distribution Date	20-May-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 26,651,060.66
Principal Collections	20,671,050.00
Interest Collections	5,980,010.66
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,651,060.66
Interest Paid to Certificates	1,096,949.61
Principal Paid to Certificates	25,554,111.05
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	680,387,874.27
Principal Collections (including repurchases)	20,671,050.00
Charge off Amount	248,360.17
End Principal Balance	659,468,464.10

Collateral Performance
Cash Yield (% of beginning balance)	11.05%
Charge off Amount (% of beginning balance)	0.44%
Net Yield	10.61%

Delinquent Loans
30-59 days principal balance of loan	13,164,291.77
30-59 days number of loans	146
60-89 days principal balance of loan	2,033,316.71
60-89 days number of loans	25
90+ days principal balance of loan	9,124,233.26
90+ days number of loans	98

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,678
Number of HEL outstanding (EOP)	7,454
Number of Loans that went into REO	5
Principal Balance of Loans that went into REO	414,558.42

Overcollateralization
Begin OC Amount	120,304,974.20
OC Release Amount	0.00
Extra Principal Distribution	4,634,700.88
End OC Amount	124,939,675.08

Target OC Amount	142,530,364.62
Interim OC Amount	120,056,614.03
Interim OC Deficiency	22,473,750.59

Monthly Excess Cashflow	4,634,700.88

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 70.84%

Interest Calculations
1 month LIBOR	1.84000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.21000%
Class A Pass-Through Rate	2.21000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.79000%
Class M Pass-Through Rate	2.79000%
Available Funds Cap	10.53058%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.278344
2. Principal Distribution per $1,000	33.865793
3. Interest Distribution per $1,000	1.412551

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.21000%
2. Days in Accrual Period	31

3. Class A Interest Due	947,440.57
4. Class A Interest Paid	947,440.57
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	497,852,291.44
2. Class A Principal Due	22,714,803.01
3. Class A Principal Paid	22,714,803.01
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	475,137,488.43

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.7083886
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.7204855

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.649059
2. Principal Distribution per $1,000	33.865792
3. Interest Distribution per $1,000	1.783266

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.79000%
2. Days in Accrual Period	31

3. Class M Interest Due	149,509.04
4. Class M Interest Paid	149,509.04
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	62,230,608.63
2. Class M Principal Due	2,839,308.04
3. Class M Principal Paid	2,839,308.04
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	59,391,300.59

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.7083886
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0900593